UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 3, 2026, NOVAGOLD Resources Inc. (“NOVAGOLD” or the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to (i) the Arrangement Agreement, dated as of July 21, 2026 (the “Arrangement Agreement”), by and among the Company, NovaGold Corporation, a Delaware corporation (“New NOVAGOLD”) and Paulson Advisers LLC, a Delaware limited liability company (“Paulson”), (ii) the Master Implementation Agreement, dated as of July 21, 2026, by and among the Company, New NOVAGOLD, Paulson and the other parties thereto (the “Master Implementation Agreement”), (iii) the Contribution Agreement, dated as of July 21, 2026, by and between New NOVAGOLD and Paulson (the “Contribution Agreement”), and (iv) the Investor Rights Agreement, dated as of July 21, 2026, by and between New NOVAGOLD and Paulson (the “Investor Rights Agreement” and together with the Arrangement Agreement, the Master Implementation Agreement and the Contribution Agreement, the “Transaction Agreements”).

The Transaction Agreements provide that, among other things, upon the terms and subject to the conditions set forth therein, New NOVAGOLD will acquire all of the issued and outstanding common shares of NOVAGOLD, without par value (the “NOVAGOLD Shares”), by way of an arrangement under the Business Corporations Act (British Columbia) in accordance with a plan of arrangement (the “Arrangement”), and each holder of NOVAGOLD Shares (other than those who duly and validly exercised their dissent rights in accordance with the Arrangement) will receive on the closing of the Arrangement one share of voting common stock of New NOVAGOLD (each, a “New NOVAGOLD Voting Share”) for each NOVAGOLD Share. Substantially concurrently with (but immediately prior to) the consummation of the Arrangement, Paulson will cause certain of its affiliates to contribute all of their issued and outstanding equity interests in Donlin Gold Holdings LLC, a Delaware limited liability company, and Donlin Gold Holdings II LLC, a Delaware limited liability company, to New NOVAGOLD in exchange for New NOVAGOLD Voting Shares (with Paulson's beneficial ownership, together with its affiliates, of New NOVAGOLD Voting Shares capped at 19.99% of the issued and outstanding New NOVAGOLD Voting Shares) and shares of non-voting common stock of New NOVAGOLD (the “New NOVAGOLD Non-Voting Shares” and together with the New NOVAGOLD Voting Shares, the “New NOVAGOLD Shares”), which number of New NOVAGOLD Shares will be determined based on a 10% discount to the equity value of Paulson’s 40% ownership interest in Donlin Gold LLC, a Delaware limited liability company (“Donlin Gold”), implied by the equity value of NOVAGOLD based on the 10-day volume weighted average price of the NOVAGOLD Shares as of July 21, 2026.

Upon the consummation of the transactions contemplated by the Transaction Agreements (the “Transactions”), New NOVAGOLD will become the ultimate parent of NOVAGOLD and its subsidiaries, will be listed on the NYSE, will carry on the business currently conducted by NOVAGOLD and its subsidiaries and will own, directly and indirectly, 100% of Donlin Gold.

Upon the consummation of the Transactions, holders of NOVAGOLD Shares will become holders of New NOVAGOLD Voting Shares and own approximately 65% of New NOVAGOLD. Inclusive of its existing equity ownership in NOVAGOLD, Paulson (together with its affiliates) will own approximately 39.7% of New NOVAGOLD Shares, consisting of both New NOVAGOLD Voting Shares and New NOVAGOLD Non-Voting Shares, while its voting interest will be capped at 19.99% of the New NOVAGOLD Voting Shares.

At the close of business on September 23, 2026, the record date of the Special Meeting, there were 438,815,994 NOVAGOLD Shares outstanding, each of which was entitled to one vote with respect to each proposal voted on at the Special Meeting. A total of 303,446,751 NOVAGOLD Shares, representing approximately 69.15% of the outstanding NOVAGOLD Shares entitled to vote at the Special Meeting, were in attendance in person or by proxy, constituting a quorum for the transaction of business at the Special Meeting pursuant to the Company’s articles.

The following is a summary of the matters voted on at the Special Meeting based on the final scrutineer’s report. The management information circular and definitive proxy statement related to the Special Meeting that was filed by the Company with the United States Securities and Exchange Commission under cover of Schedule 14A (File No. 001-31913) and applicable Canadian securities regulators on October 5, 2026 (the “Circular and Proxy Statement”) contains a description of the following proposals considered at the Special Meeting.

Proposal No. 1: Arrangement Resolution

To consider and, if deemed advisable, to pass, with or without variation, a special resolution, the full text of which is set forth in Appendix A of the Circular and Proxy Statement, approving the Arrangement pursuant to the Arrangement Agreement. The following votes were cast at the Special Meeting (in person or by proxy), and the proposal was approved:

For	Against	Abstentions
302,610,350	380,548	455,851

Proposal No. 2: Equity Plan Resolution

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to approve the adoption of the New NOVAGOLD 2026 Omnibus Incentive Plan. The following votes were cast at the Special Meeting (in person or by proxy), and the proposal was approved:

For	Against	Abstentions
189,929,461	112,946,575	570,714

Proposal No. 3: New NOVAGOLD ESPP Resolution

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to approve the adoption of the New NOVAGOLD Employee Stock Purchase Plan. The following votes were cast at the Special Meeting (in person or by proxy), and the proposal was approved:

For	Against	Abstentions
210,503,292	92,200,994	742,464

Proposal No. 4: NOVAGOLD ESPP Resolution

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to approve the adoption of the NOVAGOLD Employee Share Purchase Plan. The following votes were cast at the Special Meeting (in person or by proxy), and the proposal was approved:

For	Against	Abstentions
302,201,908	628,345	616,497

Proposal No. 5: Compensation Resolution

To consider and, if deemed advisable, to pass an ordinary resolution to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Arrangement Agreement and the Transactions. The following advisory (nonbinding) votes were cast at the Special Meeting (in person or by proxy), and the proposal was approved:

For	Against	Abstentions
300,807,530	1,523,646	1,115,572

No other business properly came before the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release (the “Press Release”) announcing that, based on the final scrutineer’s report, the Company’s shareholders approved the proposals related to the Transactions at the Special Meeting. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Final Scrutineer’s Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 4, 2026.
99.2	Final Scrutineer's Report, dated November 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGOLD RESOURCES INC.

Date: November 4, 2026	By	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer